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                            CERTIFICATE OF TRUST OF
                       TEXAS INSTRUMENTS FINANCIAL TRUST


                 THIS Certificate of Trust of Texas Instruments Financial Trust (the "Trust"), dated as of June 28, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 (et seq.).

                 1.       Name.   The name of the business trust formed hereby
is Texas Instruments Financial Trust.

                 2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is First Chicago Delaware Inc., 300 King Street, Wilmington, DE 19801.

                 3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

                 IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                           By:  /s/ JOHN W. PETTIJOHN
                                              --------------------------------
                                                John W. Pettijohn
                                                as Administrative Trustee


                                           By:  /s/ DAVID B. WILLIS
                                              --------------------------------
                                                David B. Willis
                                                as Administrative Trustee


                                           The First National Bank of Chicago,
                                             as Property Trustee


                                           By:  /s/ STEVEN M. WAGNER
                                              --------------------------------
                                                Name:  Steven M. Wagner
                                                Title: Vice President


                                           First Chicago Delaware Inc.
                                             as Delaware Trustee


                                           By:  /s/ L. DILLARD
                                              --------------------------------
                                                Name:  L. Dillard
                                                Title: Vice President